BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock High Yield Municipal Bond Fund

(the “Fund”)

Supplement dated December 26, 2017 to the

Statement of Additional Information dated October 27, 2017, as supplemented to date

Effective December 29, 2017, the seventh paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2018 for the National Fund and the Short-Term Fund and through October 31, 2019 for the High Yield Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund.

Footnote 4 in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

[4]	Effective December 29, 2017, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses (excluding interest expenses, acquired fund fees and expenses and certain other fund expenses) as follows: 0.79% Investor A Shares, 1.54% Investor C Shares and 0.54% Institutional Shares through October 31, 2019. The High Yield Fund may have to repay some of these waivers and/or reimbursements to the Manager in the two years following such waivers and/or reimbursements. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund. From June 15, 2016 through December 28, 2017, the Manager had contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses (excluding interest expenses, acquired fund fees and expenses and certain other fund expenses) as follows: 0.82% Investor A Shares, 1.57% Investor C Shares and 0.57% Institutional Shares.

Shareholders should retain this Supplement for future reference.

SAI-10051-1217SUP